                                                                    Exhibit 99.1

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AMERICAN ITALIAN PASTA COMPANY                                          -
                                                                        -RELEASE

Contact:
George Shadid,
EVP & Chief Financial Officer
816/584-5621
gshadid@aipc.com

FOR IMMEDIATE RELEASE

                         AMERICAN ITALIAN PASTA COMPANY
                           AUTHORIZES DIVIDEND PAYMENT

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KANSAS CITY, MO, April 27, 2005 -- American  Italian Pasta Company  (NYSE:  PLB)
announced today that the Company's Board of Directors has authorized the payment on  June 8,  2005,  of a  quarterly  dividend  of  18.75  cents  per  share,  to shareholders of record as of May 20, 2005.

Founded  in 1988 and based in Kansas  City,  Missouri,  American  Italian  Pasta
Company is the largest producer and marketer of dry pasta in North America.

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